UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026 (June 17, 2026)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 17, 2026, EchoStar Corporation’s (“EchoStar” and, together with its subsidiaries, the “Company”) subsidiary, DISH DBS Corporation (“DBS”), notified the trustees for the 5.25% secured notes due 2026 (the “2026 Notes”), 5.75% secured notes due 2028 (the “2028 Notes”) and 5.125% unsecured notes due 2029 (the “2029 Notes, and collectively with the 2026 Notes and the 2028 Notes, the “DBS Notes”) issued by DBS, that, on June 18, 2026, DBS would make the scheduled interest payments originally due on June 1, 2026, including interest on such amount. Such payments are being made on June 18, 2026, within the applicable 30-day grace periods to make such interest payments before such non-payments would constitute an Event of Default (as defined in the relevant indentures governing such notes).

As previously disclosed, EchoStar elected not to make the interest payments on the due date to defer liquidity utilization pending the receipt of net closing proceeds of $20.25 billion from the AT&T Transactions (as defined in EchoStar’s SEC filings). The AT&T Transactions have received regulatory approvals from both the Federal Communications Commission (FCC) and the Department of Justice (DOJ); however, the FCC’s approval remains subject to the FCC’s order becoming final. No applications for review or petitions for reconsideration of the FCC approval order were filed by the deadline. Consummation of the AT&T Transactions remains subject to the satisfaction or waiver of certain other closing conditions as described in EchoStar’s Current Report on Form 8-K filed on August 26, 2025. Although the AT&T Transactions have not closed, and it is possible that such closing could be delayed, DBS has determined that it should in good faith cure the non-payment defaults under the indentures by making the interest payments.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION
Date: June 18, 2026	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary